                              AMENDMENT NO. 2 TO
                               ESCROW AGREEMENT


                  Reference is hereby made to that certain Agreement dated as of the 15th day of August, 1996 and amended by Amendment No. 1 thereto (the "Escrow Agreement"), by and among Continental Stock Transfer & Trust Company, a New York corporation (hereinafter referred to as the "Escrow Agent"), The Marquee Group, Inc., a Delaware corporation (the "Company"), and the individuals and entities listed on Exhibit A to the Escrow Agreement (the "Stockholders"). The undersigned each being a party to the Escrow Agreement and collectively being all of such parties thereto, do hereby amend ("Amendment No. 2") the Escrow Agreement as follows:

                  A. By striking Section 3 thereof in its entirety and by substituting in lieu thereof the following new Section 3:

                           "3. During the Escrow Period, the Escrow Agent
                  shall receive all of the money, securities, rights or property distributed in respect of the Escrow Shares then held in escrow, including any such property distributed as dividends or pursuant to any stock split, stock distribution, merger, recapitalization, dissolution, or total or partial liquidation of the Company provided however, that with the exception of any securities of the Company or any successor to the Company issued as a result of any of the foregoing (which shall be held and distributed as herein provided and hereinafter referred to collectively as the "Escrow Property"), such property shall be delivered to the Stockholders promptly upon the Escrow Agent's receipt thereof."

                  B. By striking Section 4(c) of the Escrow Agreement in its entirety and by substituting in lieu thereof the following Section 4(c):

                           "(c) The determination of Minimum Pretax Income
                  shall be (i) calculated exclusive of (x) any extraordinary earnings or charges (including any charges incurred in connection with the release from escrow of the Escrow Shares and any Escrow Property in respect thereof pursuant to the provisions of this paragraph 4) and (y) any interest expense relating to the debentures issued by the Company in connection with the Company's August 1996 private placement;
                  (ii) derived solely from the businesses owned and operated by the Company as of the closing date of the Public Offering and upon consummation of the


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                  Acquisitions and shall not give effect to any operations
                  relating to businesses or assets acquired after such date; and (iii) audited by the Company's independent public accountants."


                                 THE MARQUEE GROUP, INC.


                                 By: /s/ Robert Gutkowski
                                    -------------------------------
                                     Robert M. Gutkowski, President
                                     And Chief Executive Officer


                                 Continental Stock Transfer & Trust Company


                                 By: /s/ Steve Nelson
                                    -------------------------------


                                 STOCKHOLDERS:

                                 The Sillerman Companies, Inc.


                                 By: /s/ Robert F.X. Sillerman
                                    -------------------------------
                                     Robert F.X. Sillerman


                                     /s/ Robert Gutkowski
                                    -------------------------------
                                     Robert M. Gutkowski


                                     /S/ Arthur C. Kaminsky
                                    -------------------------------
                                     Arthur C. Kaminsky


                                     /S/ Louis J. Oppenheim
                                    -------------------------------
                                     Louis J. Oppenheim


                                     /S/ Michael Letis
                                    -------------------------------
                                     Michael Letis


                                     /S/ Michael Trager
                                    -------------------------------
                                     Michael Trager




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